BY-LAWS
OF
MORGAN STANLEY VARIABLE
INVESTMENT SERIES
Amended and Restated as of December 8, 2015
ARTICLE I
Definitions
    The terms "Commission,"
"Declaration," "Distributor,"
"Investment Adviser," "Majority
Shareholder Vote," "1940 Act,"
"Shareholder," "Shares,"
"Transfer Agent," "Trust," "Trust
Property," and "Trustees" have
the respective meanings given
them in the Declaration of Trust
of Morgan Stanley Variable
Investment Series dated February
24, 1983, as amended from time
to time.
ARTICLE II
Offices
    SECTION 2.1. Principal
Office. Until changed by the
Trustees, the principal office of
the Trust in the Commonwealth
of Massachusetts shall be in the
City of Boston, County of
Suffolk.
    SECTION 2.2. Other
Offices. In addition to its principal
office in the Commonwealth of
Massachusetts, the Trust may
have an office or offices in the
City of New York, State of New
York, and at such other places
within and without the
Commonwealth as the Trustees
may from time to time designate
or the business of the Trust may
require.
ARTICLE III
Shareholders' Meetings
    SECTION 3.1. Place of
Meetings. Meetings of
Shareholders shall be held at
such place, within or without the
Commonwealth of
Massachusetts, as may be
designated from time to time by
the Trustees.
    SECTION 3.2. Meetings.
Meetings of Shareholders of the
Trust shall be held whenever
called by the Trustees or the
President of the Trust and
whenever election of a Trustee or
Trustees by Shareholders is
required by the provisions of
Section 16(a) of the 1940 Act,
for that purpose. Meetings of
Shareholders shall also be called
by the Secretary upon the written
request of the holders of Shares
entitled to vote not less than
twenty-five percent (25%) of all
the votes entitled to be cast at
such meeting. Such request shall
state the purpose or purposes of
such meeting and the matters
proposed to be acted on thereat.
The Secretary shall inform such
Shareholders of the reasonable
estimated cost of preparing and
mailing such notice of the
meeting, and upon payment to
the Trust of such costs, the
Secretary shall give notice
stating the purpose or purposes
of the meeting to all entitled to
vote at such meeting. No meeting
need be called upon the request
of the holders of Shares entitled
to cast less than a majority of all
votes entitled to be cast at such
meeting, to consider any matter
which is substantially the same
as a matter voted upon at any
meeting of Shareholders held
during the preceding twelve
months.
    SECTION 3.3. Notice of
Meetings. Written or printed
notice of every Shareholders'
meeting stating the place, date,
and purpose or purposes thereof,
shall be given by the Secretary
not less than ten (10) nor more
than ninety (90) days before
such meeting to each
Shareholder entitled to vote at
such meeting. Such notice shall
be deemed to be given when
deposited in the United States
mail, postage prepaid, directed
to the Shareholder at his address
as it appears on the records of
the Trust.
    SECTION 3.4. Quorum and
Adjournment of Meetings. Except
as otherwise provided by law, the
Declaration or by these By-Laws,
at all meetings of Shareholders,
the holders of a majority of the
Shares issued and outstanding and
entitled to vote thereat, present in
person or represented by proxy,
shall be requisite and shall
constitute a quorum for the
transaction of business. In the
absence of a quorum, the
chairman of the meeting, an
officer of the Trust or the
Shareholders present or
represented by proxy and entitled
to vote thereat shall have the
power to adjourn the meeting
from time to time. If the power of
Shareholders to adjourn is
invoked, then the affirmative
vote of the holders of a majority
of the Shares then present in
person or represented by proxy
shall be required to adjourn any
meeting. Any adjourned meeting
may be reconvened without
further notice. At any
reconvened meeting at which a
quorum shall be present, any
business may be transacted that
might have been transacted at
the meeting as originally called.
The chairman of the meeting, an
officer of the Trust or the
Shareholders present in person
or represented by proxy at any
meeting and entitled to vote
thereat also shall have the power
to adjourn the meeting from time
to time if the vote required to
approve or reject any proposal
described in the original notice
of such meeting is not obtained
(with proxies being voted for or
against adjournment consistent
with the votes for and against the
proposal for which the required
vote has not been obtained).
    SECTION 3.5. Voting
Rights, Proxies. At each meeting
of Shareholders, each holder of
record of Shares entitled to vote
thereat shall be entitled to one
vote in person or by proxy for
each Share of beneficial interest
of the Trust and for the
fractional portion of one vote
for each fractional Share entitled
to vote so registered in his or
her name on the records of the
Trust on the date fixed as the
record date for the
determination of Shareholders
entitled to vote at such meeting.
Without limiting the manner in
which a Shareholder may
authorize another person or
persons to act for such
Shareholder as proxy pursuant
hereto, the following shall
constitute a valid means by
which a Shareholder may grant
such authority:
(i)	A Shareholder may
execute a writing authorizing
another person or persons to
act for such Shareholder as
proxy. Execution may be
accomplished by the
Shareholder or such
Shareholder's authorized
officer, director, employee,
attorney-in-fact or another
agent signing such writing or
causing such person's
signature to be affixed to
such writing by any
reasonable means including,
but not limited to, by
facsimile or telecopy
signature. No written
evidence of authority of a
Shareholder's authorized
officer, director, employee,
attorney-in-fact or other
agent shall be required; and
(ii)	A Shareholder may
authorize another person or
persons to act for such
Shareholder as proxy by
transmitting or authorizing
the transmission of a
telegram or cablegram or by
other means of telephonic,
electronic or computer
transmission to the person
who will be the holder of the
proxy or to a proxy
solicitation firm, proxy
support service organization
or like agent duly authorized
by the person who will be
the holder of the proxy to
receive such transmission,
provided that any such
telegram or cablegram or
other means of telephonic,
electronic or computer
transmission must either set
forth or be submitted with
information from which it
can be determined that the
telegram, cablegram or other
transmission was authorized
by the Shareholder.
No proxy shall be valid after
eleven months from its date,
unless otherwise provided in the
proxy. At all meetings of
Shareholders, unless the voting is
conducted by inspectors, all
questions relating to the
qualification of voters and the
validity of proxies and the
acceptance or rejection of votes
shall be decided by the chairman
of the meeting. In determining
whether a telegram, cablegram or
other electronic transmission is
valid, the chairman or inspector,
as the case may be, shall specify
the information upon which he or
she relied. Pursuant to a
resolution of a majority of the
Trustees, proxies may be solicited
in the name of one or more
Trustees or Officers of the Trust.
Proxy solicitations may be made
in writing or by using telephonic
or other electronic solicitation
procedures that include
appropriate methods of verifying
the identity of the Shareholder
and confirming any instructions
given thereby.
    SECTION 3.6. Vote
Required. Except as otherwise
provided by law, by the
Declaration of Trust, or by these
By-Laws, at each meeting of
Shareholders at which a quorum
is present, all matters shall be
decided by Majority Shareholder
Vote.
    SECTION 3.7. Inspectors of
Election. In advance of any
meeting of Shareholders, the
Trustees may appoint Inspectors
of Election to act at the meeting
or any adjournment thereof. If
Inspectors of Election are not so
appointed, the chairman of any
meeting of Shareholders may,
and on the request of any
Shareholder or his proxy shall,
appoint Inspectors of Election of
the meeting. In case any person
appointed as Inspector fails to
appear or fails or refuses to act,
the vacancy may be filled by
appointment made by the
Trustees in advance of the
convening of the meeting or at
the meeting by the person acting
as chairman. The Inspectors of
Election shall determine the
number of Shares outstanding,
the Shares represented at the
meeting, the existence of a
quorum, the authenticity, validity
and effect of proxies, shall
receive votes, ballots or consents,
shall hear and determine all
challenges and questions in any
way arising in connection with
the right to vote, shall count and
tabulate all votes or consents,
determine the results, and do such
other acts as may be proper to
conduct the election or vote with
fairness to all Shareholders. On
request of the chairman of the
meeting, or of any Shareholder or
his proxy, the Inspectors of
Election shall make a report in
writing of any challenge or
question or matter determined by
them and shall execute a
certificate of any facts found by
them.
   SECTION 3.8. Inspection of
Books and Records. Shareholders
shall have such rights and proce-
dures of inspection of the books
and records of the Trust as are
granted to Shareholders under
Section 32 of the Business
Corporation Law of the
Commonwealth of
Massachusetts.
   SECTION 3.9. Action by
Shareholders Without Meeting.
Except as otherwise provided by
law, the provisions of these By-
Laws relating to notices and
meetings to the contrary
notwithstanding, any action
required or permitted to be taken
at any meeting of Shareholders
may be taken without a meeting if
a majority of the Shareholders
entitled to vote upon the action
consent to the action in writing
and such consents are filed with
the records of the Trust. Such
consent shall be treated for all
purposes as a vote taken at a
meeting of Shareholders.
   SECTION 3.10. Presence at
Meetings. Presence at meetings of
shareholders requires physical
attendance by the shareholder or
his or her proxy at the meeting
site and does not encompass
attendance by telephonic or other
electronic means.
ARTICLE IV
Trustees
   SECTION 4.1. Meetings of
the Trustees. The Trustees may in
their discretion provide for
regular or special meetings of the
Trustees. Regular meetings of the
Trustees may be held at such time
and place as shall be determined
from time to time by the Trustees
without further notice. Special
meetings of the Trustees may be
called at any time by the
President and shall be called by
the President or the Secretary
upon the written request of any
two (2) Trustees.
   SECTION 4.2. Notice of
Special Meetings. Written notice
of special meetings of the
Trustees, stating the place, date
and time thereof, shall be given
not less than two (2) days before
such meeting to each Trustee,
personally, by telegram, by mail,
or by leaving such notice at his
place of residence or usual place
of business. If mailed, such
notice shall be deemed to be
given when deposited in the
United States mail, postage
prepaid, directed to the Trustee
at his address as it appears on
the records of the Trust. Subject
to the provisions of the 1940
Act, notice or waiver of notice
need not specify the purpose of
any special meeting.
   SECTION 4.3. Telephone
Meetings. Subject to the
provisions of the 1940 Act, any
Trustee, or any member or
members of any committee
designated by the Trustees, may
participate in a meeting of the
Trustees, or any such committee,
as the case may be, by means of a
conference telephone or similar
communications equipment if all
persons participating in the
meeting can hear each other at the
same time. Participation in a
meeting by these means
constitutes presence in person at
the meeting.
   SECTION 4.4. Quorum,
Voting and Adjournment of
Meetings. At all meetings of the
Trustees, a majority of the
Trustees shall be requisite to and
shall constitute a quorum for the
transaction of business. If a
quorum is present, the
affirmative vote of a majority of
the Trustees present shall be the
act of the Trustees, unless the
concurrence of a greater
proportion is expressly required
for such action by law, the
Declaration or these By-Laws. If
at any meeting of the Trustees
there be less than a quorum
present, the Trustees present
thereat may adjourn the meeting
from time to time, without notice
other than announcement at the
meeting, until a quorum shall
have been obtained.
   SECTION 4.5. Action by
Trustees Without Meeting. The
provisions of these By-Laws
covering notices and meetings to
the contrary notwithstanding, and
except as required by law, any
action required or permitted to be
taken at any meeting of the
Trustees may be taken without a
meeting if a consent in writing
setting forth the action shall be
signed by all of the Trustees
entitled to vote upon the action
and such written consent is filed
with the minutes of proceedings
of the Trustees.
    SECTION 4.6. Expenses and
Fees. Each Trustee may be
allowed expenses, if any, for
attendance at each regular or
special meeting of the Trustees,
and each Trustee who is not an
officer or employee of the Trust
or of its investment manager or
underwriter or of any corporate
affiliate of any of said persons
shall receive for services rendered
as a Trustee of the Trust such
compensation as may be fixed by
the Trustees. Nothing herein
contained shall be construed to
preclude any Trustee from
serving the Trust in any other
capacity and receiving
compensation therefor.
    SECTION 4.7. Execution of
Instruments and Documents and
Signing of Checks and Other
Obligations and Transfers. All
instruments, documents and
other papers shall be executed in
the name and on behalf of the
Trust and all checks, notes, drafts
and other obligations for the
payment of money by the Trust
shall be signed, and all transfer
of securities standing in the name
of the Trust shall be executed, by
the Chairman, the President, any
Vice President or the Treasurer
or by any one or more officers or
agents of the Trust as shall be
designated for that purpose by
vote of the Trustees;
notwithstanding the above,
nothing in this Section 4.7 shall
be deemed to preclude the
electronic authorization, by
designated persons, of the
Trust's Custodian (as described
herein in Section 9.1) to transfer
assets of the Trust, as provided
for herein in Section 9.1.
    SECTION 4.8.
Indemnification of Trustees,
Officers, Employees and Agents.
(a) The Trust shall indemnify
any person who was or is a party
or is threatened to be made a
party to any threatened, pending,
or completed action, suit or
proceeding, whether civil,
criminal, administrative or
investigative (other than an
action by or in the right of the
Trust) by reason of the fact that
he is or was a Trustee, officer,
employee, or agent of the Trust.
The indemnification shall be
against expenses, including
attorneys' fees, judgments, fines,
and amounts paid in settlement,
actually and reasonably incurred
by him in connection with the
action, suit, or proceeding, if he
acted in good faith and in a
manner he reasonably believed
to be in or not opposed to the
best interests of the Trust, and,
with respect to any criminal
action or proceeding, had no
reasonable cause to believe his
conduct was unlawful. The
termination of any action, suit or
proceeding by judgment, order,
settlement, conviction, or upon a
plea of nolo contendere or its
equivalent, shall not, of itself,
create a presumption that the
person did not act in good faith
and in a manner which he
reasonably believed to be in or
not opposed to the best interests
of the Trust, and, with respect to
any criminal action or
proceeding, had reasonable
cause to believe that his conduct
was unlawful.
    (b)	The Trust shall
indemnify any person who was or
is a party or is threatened to be
made a party to any threatened,
pending or completed action or
suit by or on behalf of the Trust
to obtain a judgment or decree in
its favor by reason of the fact that
he is or was a Trustee, officer,
employee, or agent of the Trust.
The indemnification shall be
against expenses, including
attorneys' fees actually and
reasonably incurred by him in
connection with the defense or
settlement of the action or suit, if
he acted in good faith and in a
manner he reasonably believed to
be in or not opposed to the best
interests of the Trust; except that
no indemnification shall be made
in respect of any claim, issue, or
matter as to which the person has
been adjudged to be liable for
negligence or misconduct in the
performance of his duty to the
Trust, except to the extent that
the court in which the action or
suit was brought, or a court of
equity in the county in which the
Trust has its principal office,
determines upon application that,
despite the adjudication of
liability but in view of all
circumstances of the case, the
person is fairly and reasonably
entitled to indemnity for those
expenses which the court shall
deem proper, provided such
Trustee, officer, employee or
agent is not adjudged to be liable
by reason of his willful
misfeasance, bad faith, gross
negligence or reckless disregard
of the duties involved in the
conduct of his office.
    (c)	To the extent that a
Trustee, officer, employee, or
agent of the Trust has been
successful on the merits or
otherwise in defense of any
action, suit or proceeding referred
to in subsection (a) or (b) or in
defense of any claim, issue or
matter therein, he shall be
indemnified against expenses,
including attorneys' fees, actually
and reasonably incurred by him in
connection therewith.
    (d)	(1) Unless a court orders
otherwise, any indemnification
under subsections (a) or (b) of
this section may be made by the
Trust only as authorized in the
specific case after a
determination that
indemnification of the Trustee,
officer, employee, or agent is
proper in the circumstances
because he has met the
applicable standard of conduct
set forth in subsections (a) or
(b).
(2) The determination shall be
made:
   (i)	By the Trustees,
by a majority vote of a
quorum which consists
of Trustees who were
not parties to the action,
suit or proceeding; or
   (ii)	If the required
quorum is not
obtainable, or if a
quorum of disinterested
Trustees so directs, by
independent legal
counsel in a written
opinion; or
   (iii)	By the Shareholders.
    (3) Notwithstanding any
provision of this Section 4.8,
no person shall be entitled to
indemnification for any
liability, whether or not there
is an adjudication of liability,
arising by reason of willful
misfeasance, bad faith, gross
negligence, or reckless
disregard of duties as
described in Section 17(h)
and (i) of the Investment
Company Act of 1940
("disabling conduct"). A
person shall be deemed not
liable by reason of disabling
conduct if, either:
   (i) a final decision
on the merits is made by
a court or other body
before whom the
proceeding was brought
that the person to be
indemnified
("indemnitee") was not
liable by reason of
disabling conduct; or
   (ii) in the absence
of such a decision, a
reasonable
determination, based
upon a review of the
facts, that the
indemnitee was not
liable by reason of
disabling conduct, is
made by either-
    (A)	a majority
of a quorum of
Trustees who are
neither "interested
persons" of the
Trust, as defined in
Section 2(a)(19) of
the Investment
Company Act of
1940, nor parties to
the action, suit or
proceeding, or
    (B)	an independent
legal counsel in a written
opinion.
    (e) Expenses, including
attorneys' fees, incurred by a
Trustee, officer, employee or
agent of the Trust in defending a
civil or criminal action, suit or
proceeding may be paid by the
Trust in advance of the final
disposition thereof if:
    (1)	authorized in the specific
case by the Trustees; and
    (2)	the Trust receives
an undertaking by or on
behalf of the Trustee, officer,
employee or agent of the
Trust to repay the advance if
it is not ultimately
determined that such person
is entitled to be indemnified
by the Trust; and
    (3)	either, (i) such
person provides a security
for his undertaking, or
	(ii) the Trust is
insured against losses
by reason of any lawful
advances, or
   (iii) a
determination, based on
a review of readily
available facts, that
there is reason to
believe that such person
ultimately will be found
entitled to
indemnification, is
made by either-
    (A)	a majority
of a quorum which
consists of Trustees
who are neither
"interested persons"
of the Trust, as
defined in Section
2(a)(19) of the
Investment
Company Act of
1940, nor parties to
the action, suit or
proceeding, or
    (B)	an independent
legal counsel in a written
opinion.
    (f) The indemnification
provided by this Section shall not
be deemed exclusive of any other
rights to which a person may be
entitled under any by-law,
agreement, vote of Shareholders
or disinterested Trustees or
otherwise, both as to action in his
official capacity and as to action
in another capacity while holding
the office, and shall continue as to
a person who has ceased to be a
Trustee, officer, employee, or
agent and inure to the benefit of
the heirs, executors and
administrators of such person;
provided that no person may
satisfy any right of indemnity or
reimbursement granted herein or
to which he may be otherwise
entitled except out of the property
of the Trust, and no Shareholder
shall be personally liable with
respect to any claim for
indemnity or reimbursement or
otherwise.
    (g)	The Trust may purchase
and maintain insurance on behalf
of any person who is or was a
Trustee, officer, employee, or
agent of the Trust, against any
liability asserted against him and
incurred by him in any such
capacity, or arising out of his
status as such. However, in no
event will the Trust purchase
insurance to indemnify any
officer or Trustee against liability
for any act for which the Trust
itself is not permitted to
indemnify him.
    (h)	Nothing contained in this
Section shall be construed to
protect any Trustee or officer of
the Trust against any liability to
the Trust or to its security holders
to which he would otherwise be
subject by reason of willful
misfeasance, bad faith, gross
negligence or reckless disregard
of the duties involved in the
conduct of his office.
ARTICLE V
Committees
    SECTION 5.1. Executive
and Other Committees. The
Trustees, by resolution adopted
by a majority of the Trustees,
may designate an Executive
Committee and/or committees,
each committee to consist of two
(2) or more of the Trustees of the
Trust and may delegate to such
committees, in the intervals
between meetings of the Trustees,
any or all of the powers of the
Trustees in the management of
the business and affairs of the
Trust. In the absence of any
member of any such committee,
the members thereof present at
any meeting, whether or not they
constitute a quorum, may appoint
a Trustee to act in place of such
absent member. Each such
committee shall keep a record of
its proceedings.
    The Executive Committee
and any other committee shall fix
its own rules or procedure, but the
presence of at least fifty percent
(50%) of the members of the
whole committee shall in each
case be necessary to constitute a
quorum of the committee and the
affirmative vote of the majority of
the members of the committee
present at the meeting shall be
necessary to take action.
    All actions of the Executive
Committee shall be reported to
the Trustees at the meeting
thereof next succeeding to the
taking of such action.
    SECTION 5.2. Advisory
Committee. The Trustees may
appoint an advisory committee
which shall be composed of
persons who do not serve the
Trust in any other capacity and
which shall have advisory
functions with respect to the
investments of the Trust but
which shall have no power to
determine that any security or
other investment shall be
purchased, sold or otherwise
disposed of by the Trust. The
number of persons constituting
any such advisory committee
shall be determined from time to
time by the Trustees. The
members of any such advisory
committee may receive
compensation for their services
and may be allowed such fees and
expenses for the attendance at
meetings as the Trustees may
from time to time determine to be
appropriate.
    SECTION 5.3. Committee
Action Without Meeting. The
provisions of these By-Laws
covering notices and meetings to
the contrary notwithstanding, and
except as required by law, any
action required or permitted to be
taken at any meeting of any
Committee of the Trustees
appointed pursuant to Section 5.1
of these By-Laws may be taken
without a meeting if a consent in
writing setting forth the action
shall be signed by all members of
the Committee entitled to vote
upon the action and such written
consent is filed with the records
of the proceedings of the
Committee.
ARTICLE VI
Officers
    SECTION 6.1. Executive
Officers. The executive officers
of the Trust shall be a Chairman,
a Principal Executive Officer, a
President, a Chief Financial
Officer, one or more Vice
Presidents, a Secretary and a
Treasurer. The Chairman shall
be selected from among the
Trustees but none of the other
executive officers need be a
Trustee. Two or more offices,
except those of President and
any Vice President, may be held
by the same person, but no officer
shall execute, acknowledge or
verify any instrument in more
than one capacity. The executive
officers of the Trust shall be
elected annually by the Trustees
and each executive officer so
elected shall hold office until his
or her successor is elected and has
qualified.
   SECTION 6.2. Other Officers
and Agents. The Trustees may
also elect one or more Assistant
Vice Presidents, Assistant
Secretaries and Assistant
Treasurers and may elect, or may
delegate to the Chairman the
power to appoint, such other
officers and agents as the Trustees
shall at any time or from time to
time deem advisable.
   SECTION 6.3. Term and
Removal and Vacancies. Each
officer of the Trust shall hold
office until his or her successor
is elected and has qualified. Any
officer or agent of the Trust may
be removed by the Trustees
whenever, in their judgment, the
best interests of the Trust will be
served thereby, but such
removal shall be without
prejudice to the contractual
rights, if any, of the person so
removed.
   SECTION 6.4. Compensation
of Officers. The compensation of
officers and agents of the Trust
shall be fixed by the Trustees, or
by the Chairman to the extent
provided by the Trustees with
respect to officers appointed by
the Chairman.
   SECTION 6.5. Powers and
Duties. All officers and agents of
the Trust, as between themselves
and the Trust, shall have such
authority and perform such duties
in the management of the Trust as
may be provided in or pursuant to
these By-Laws or, to the extent
not so provided, as may be
prescribed by the Trustees;
provided that no rights of any
third party shall be affected or
impaired by any such By-Law or
resolution of the Trustees unless
such third party has knowledge
thereof.
   SECTION 6.6. The
Chairman. The Chairman shall
preside at all meetings of the
Shareholders and of the Trustees
and shall perform such other
duties as the Trustees may from
time to time prescribe.
   SECTION 6.7. The
President. The President shall
have general and active
management of the business of
the Trust. He or she shall see
that all orders and resolutions of
the Board of Trustees are carried
into effect. He or she shall have
such other duties as may be
prescribed from time to time by
the Board of Trustees. The
President shall be authorized to
delegate to one or more Vice
Presidents such of his or her
powers and duties at such times
and in such manner as he or she
may deem advisable.
   SECTION 6.7.1. The
Principal Executive Officer. The
Principal Executive Officer shall
be considered the principal
executive officer of the Trust for
purposes of Section 6 of the
Securities Act of 1933, as
amended, and shall have the
responsibility conferred upon the
principal executive officer of an
issuer under the Sarbanes-Oxley
Act of 2002.
   SECTION 6.8. The Vice
Presidents. The Vice Presidents
shall be of such number and
shall have such titles as may be
determined from time to time by
the Trustees. The Vice President,
or, if there shall be more than
one, the Vice Presidents in such
order as may be determined from
time to time by the Trustees or
the Chairman, shall, in the
absence or disability of the
President, exercise the powers
and perform the duties of the
President, and shall perform
such other duties as the Trustees
or the Chairman may from time
to time prescribe.
   SECTION 6.9. The Assistant
Vice Presidents. The Assistant
Vice President, or, if there shall
be more than one, the Assistant
Vice Presidents in such order as
may be determined from time to
time by the Trustees or the
Chairman, shall perform such
duties and have such powers as
may be assigned them from time
to time by the Trustees or the
Chairman.
   SECTION 6.10. The
Secretary. The Secretary shall
attend all meetings of the
Trustees and all meetings of the
Shareholders and record all the
proceedings of the meetings of
the Shareholders and of the
Trustees in a book to be kept for
that purpose, and shall perform
like duties for the standing
committees when required. He or
she shall give, or cause to be
given, notice of all meetings of
the Shareholders and special
meetings of the Trustees, and
shall perform such other duties
and have such powers as the
Trustees or the Chairman may
from time to time prescribe. He
or she shall keep in safe custody
the seal of the Trust and affix or
cause the same to be affixed to
any instrument requiring it, and,
when so affixed, it shall be
attested by his or her signature or
by the signature of an Assistant
Secretary.
   SECTION 6.11. The Assistant
Secretaries. The Assistant
Secretary, or, if there shall be
more than one, the Assistant
Secretaries in such order as may
be determined from time to time
by the Trustees or the Chairman,
shall, in the absence or disability
of the Secretary, perform the
duties and exercise the powers of
the Secretary and shall perform
such duties and have such other
powers as the Trustees or the
Chairman may from time to time
prescribe.
   SECTION 6.12. The
Treasurer. The Treasurer shall
perform such duties as the Board
of Trustees or the President may
from time to time prescribe.
   SECTION 6.13. The Assistant
Treasurers. The Assistant
Treasurer, or, if there shall be
more than one, the Assistant
Treasurers in such order as may
be determined from time to time
by the Trustees or the Chairman,
shall, in the absence or disability
of the Treasurer, perform the
duties and exercise the powers of
the Treasurer and shall perform
such other duties and have such
other powers as the Trustees or
the Chairman may from time to
time prescribe.
   SECTION 6.14. The Chief
Financial Officer. The Chief
Financial Officer shall keep or
cause to be kept full and accurate
accounts of receipts and
disbursements in books belonging
to the Trust, and he or she shall
render to the Trustees and the
President, whenever any of them
require it, an account of his or her
transactions as Chief Financial
Officer and of the financial
condition of the Trust, and he or
she shall perform such other
duties as the Trustees or the
President may from time to time
prescribe. He or she shall be
considered the principal financial
officer of the Trust for purposes
of Section 6 of the Securities Act
of 1933, as amended, and shall
have the responsibility conferred
upon the principal financial
officer of an issuer under the
Sarbanes-Oxley Act of 2002.
   SECTION 6.15. Delegation
of Duties. Whenever an officer is
absent or disabled, or whenever
for any reason the Trustees may
deem it desirable, the Trustees
may delegate the powers and
duties of an officer or officers to
any other officer or officers or to
any Trustee or Trustees.
ARTICLE VII
Dividends and Distributions
   Subject to any applicable
provisions of law and the
Declaration, dividends and
distributions upon the Shares may
be declared at such intervals as
the Trustees may determine, in
cash, in securities or other
property, or in Shares, from any
sources permitted by law, all as
the Trustees shall from time to
time determine.
   Inasmuch as the computation
of net income and net profits from
the sales of securities or other
properties for federal income tax
purposes may vary from the
computation thereof on the
records of the Trust, the Trustees
shall have power, in their
discretion, to distribute as income
dividends and as capital gain
distributions, respectively,
amounts sufficient to enable the
Trust to avoid or reduce liability
for federal income taxes.
ARTICLE VIII
Certificates of Shares
   SECTION 8.1. Certificates of
Shares. Certificates for Shares of
each series or class of Shares
shall be in such form and of such
design as the Trustees shall
approve, subject to the right of
the Trustees to change such form
and design at any time or from
time to time, and shall be entered
in the records of the Trust as they
are issued. Each such certificate
shall bear a distinguishing
number; shall exhibit the holder's
name and certify the number of
full Shares owned by such holder;
shall be signed by or in the name
of the Trust by the President, or a
Vice President, and countersigned
by the Secretary or an Assistant
Secretary or the Treasurer and an
Assistant Treasurer of the Trust;
and shall contain such recitals as
may be required by law. Where
any certificate is signed by a
Transfer Agent or by a Registrar,
the signature of such officers may
be facsimile, printed or engraved.
The Trust may, at its option,
determine not to issue a certificate
or certificates to evidence Shares
owned of record by any
Shareholder.
   In case any officer or officers
who shall have signed, or whose
facsimile signature or signatures
shall appear on, any such
certificate or certificates shall
cease to be such officer or
officers of the Trust, whether
because of death, resignation or
otherwise, before such certificate
or certificates shall have been
delivered by the Trust, such
certificate or certificates shall,
nevertheless, be adopted by the
Trust and be issued and delivered
as though the person or persons
who signed such certificate or
certificates or whose facsimile
signature or signatures shall
appear therein had not ceased to
be such officer or officers of the
Trust.
No certificate shall be issued for any
share until such share is fully paid.
   SECTION 8.2. Lost, Stolen,
Destroyed and Mutilated
Certificates. The Trustees may
direct a new certificate or
certificates to be issued in place
of any certificate or certificates
theretofore issued by the Trust
alleged to have been lost, stolen
or destroyed, upon satisfactory
proof of such loss, theft, or
destruction; and the Trustees
may, in their discretion, require
the owner of the lost, stolen or
destroyed certificate, or his legal
representative, to give to the
Trust and to such Registrar,
Transfer Agent and/or Transfer
Clerk as may be authorized or
required to countersign such new
certificate or certificates, a bond
in such sum and of such type as
they may direct, and with such
surety or sureties, as they may
direct, as indemnity against any
claim that may be against them
or any of them on account of or
in connection with the alleged
loss, theft or destruction of any
such certificate.
ARTICLE IX
Custodian
   SECTION 9.1. Appointment
and Duties. The Trust shall at
times employ a bank or trust
company having capital, surplus
and undivided profits of at least
five million dollars ($5,000,000)
as custodian with authority as its
agent, but subject to such
restrictions, limitations and other
requirements, if any, as may be
contained in these By-Laws and
the 1940 Act:
     (1)	to receive and hold
the securities owned by the
Trust and deliver the same
upon written or electronically
transmitted order.
     (2)	to receive and
receipt for any moneys due to
the Trust and deposit the
same in its own banking
department or elsewhere as
the Trustees may direct;
     (3)	to disburse such funds upon
orders or vouchers;
all upon such basis of
compensation as may be agreed
upon between the Trustees and
the custodian. If so directed by a
Majority Shareholder Vote, the
custodian shall deliver and pay
over all property of the Trust held
by it as specified in such vote.
   The Trustees may also
authorize the custodian to employ
one or more sub-custodians from
time to time to perform such of
the acts and services of the
custodian and upon such terms
and conditions, as may be agreed
upon between the custodian and
such sub-custodian and approved
by the Trustees, provided that in
every case such sub-custodian
shall be a bank or trust company
organized under the laws of the
United States or one of the states
thereof and having capital,
surplus and undivided profits of
at least five million dollars
($5,000,000).
   SECTION 9.2. Central
Certificate System. Subject to
such rules, regulations and
orders as the Commission may
adopt, the Trustees may direct
the custodian to deposit all or
any part of the securities owned
by the Trust in a system for the
central handling of securities
established by a national
securities exchange or a national
securities association registered
with the Commission under the
Securities Exchange Act of
1934, or such other person as
may be permitted by the
Commission, or otherwise in
accordance with the 1940 Act,
pursuant to which system all
securities of any particular class
or series of any issuer deposited
within the system are treated as
fungible and may be transferred
or pledged by bookkeeping entry
without physical delivery of
such securities, provided that all
such deposits shall be subject to
withdrawal only upon the order
of the Trust.
ARTICLE X
Waiver of Notice
   Whenever any notice of the
time, place or purpose of any
meeting of Shareholders,
Trustees, or of any committee is
required to be given in
accordance with law or under the
provisions of the Declaration or
these By-Laws, a waiver thereof
in writing, signed by the person
or persons entitled to such notice
and filed with the records of the
meeting, whether before or after
the holding thereof, or actual
attendance at the meeting of
Shareholders, Trustees or
committee, as the case may be, in
person, shall be deemed
equivalent to the giving of such
notice to such person.
ARTICLE XI
Miscellaneous
   SECTION 11.1. Location of
Books and Records. The books
and records of the Trust may be
kept outside the Commonwealth
of Massachusetts at such place or
places as the Trustees may from
time to time determine, except as
otherwise required by law.
   SECTION 11.2. Record
Date. The Trustees may fix in
advance a date as the record date
for the purpose of determining
the Shareholders entitled to (i)
receive notice of, or to vote at,
any meeting of Shareholders, or
(ii) receive payment of any
dividend or the allotment of any
rights, or in order to make a
determination of Shareholders
for any other proper purpose.
The record date, in any case,
shall not be more than ninety
(90) days, and in the case of a
meeting of Shareholders not less
than ten (10) days, prior to the
date on which such meeting is to
be held or the date on which such
other particular action requiring
determination of Shareholders is
to be taken, as the case may be.
In the case of a meeting of
Shareholders, the meeting date
set forth in the notice to
Shareholders accompanying the
proxy statement shall be the date
used for purposes of calculating
the 90 day or 10 day period, and
any adjourned meeting may be
reconvened for up to 60 days
from the original meeting
without a change in record date.
In lieu of fixing a record date,
the Trustees may provide that the
transfer books shall be closed for
a stated period but not to exceed,
in any case, twenty (20) days. If
the transfer books are closed for
the purpose of determining
Shareholders entitled to notice of
a vote at a meeting of
Shareholders, such books shall
be closed for at least ten (10)
days immediately preceding the
meeting.
   SECTION 11.3. Seal. The
Trustees shall adopt a seal, which
shall be in such form and shall
have such inscription thereon as
the Trustees may from time to
time provide. The seal of the
Trust may be affixed to any
document, and the seal and its
attestation may be lithographed,
engraved or otherwise printed on
any document with the same force
and effect as if it had been
imprinted and attested manually
in the same manner and with the
same effect as if done by a
Massachusetts business
corporation under Massachusetts
law.
   SECTION 11.4. Fiscal Year.
The fiscal year of the Trust shall
end on such date as the Trustees
may by resolution specify, and
the Trustees may by resolution
change such date for future fiscal
years at any time and from time
to time.
   SECTION 11.5. Orders for
Payment of Money. All orders or
instructions for the payment of
money of the Trust, and all notes
or other evidences of
indebtedness issued in the name
of the Trust, shall be signed by
such officer or officers or such
other person or persons as the
Trustees may from time to time
designate, or as may be specified
in or pursuant to the agreement
between the Trust and the bank or
trust company appointed as
Custodian of the securities and
funds of the Trust.
ARTICLE XII
Compliance with Federal Regulations
   The Trustees are hereby
empowered to take such action as
they may deem to be necessary,
desirable or appropriate so that
the Trust is or shall be in
compliance with any federal or
state statute, rule or regulation
with which compliance by the
Trust is required.
ARTICLE XIII
Amendments
   These By-Laws may be
amended, altered, or repealed, or
new By-Laws may be adopted,
(a) by a Majority Shareholder
Vote, or (b) by the Trustees;
provided, however, that no By-
Law may be amended, adopted or
repealed by the Trustees if such
amendment, adoption or repeal
requires, pursuant to law, the
Declaration, or these By-Laws, a
vote of the Shareholders. The
Trustees shall in no event adopt
By-Laws which are in conflict
with the Declaration, and any
apparent inconsistency shall be
construed in favor of the related
provisions in the Declaration.
ARTICLE XIV
Declaration of Trust
    The Declaration of Trust
establishing Morgan Stanley
Variable Investment Series, dated
February 24, 1983, a copy of
which, together with all
amendments thereto, is on file in
the office of the Secretary of the
Commonwealth of
Massachusetts, provides that the
name Morgan Stanley Variable
Investment Series refers to the
Trustees under the Declaration
collectively as Trustees, but not
as individuals or personally; and
no Trustee, Shareholder, officer,
employee or agent of Morgan
Stanley Variable Investment
Series shall be held to any
personal liability, nor shall resort
be had to their private property
for the satisfaction of any
obligation or claim or otherwise,
in connection with the affairs of
said Morgan Stanley Variable
Investment Series, but the Trust
Estate only shall be liable.

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